UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Deadline for Shareholder 14a-8 Proposals for Consideration at the 2013 Annual Meeting of Stockholders

In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Inland American Real Estate Trust, Inc. is filing this current report on Form 8-K to inform its common stockholders of a change to the deadline for submitting stockholder proposals pursuant to Rule 14a-8 under the Exchange Act for the Company’s 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”). The Company intends to hold its 2013 Annual Meeting more than 30 days after the anniversary date of the Company’s 2012 Annual Meeting of Stockholders. For a stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2013 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, the proposal must be received by the Company’s corporate secretary at the Company’s corporate offices on or before October 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: October 10, 2013	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title	Principal Financial Officer